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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 2, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


            Ohio                         1-8519                  31-1056105
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                    45202
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900

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FORM 8-K                                                   CINCINNATI BELL INC.



ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Cincinnati Bell Inc. announced on December 1, 2003 that it has accepted the resignation of J. Taylor Crandall from its Board of Directors. Crandall was appointed to the Board in 1999 as a Class III director under the terms of an Investment Agreement between the Company and Oak Hill Capital Partners, L.P related to the Company's Convertible Subordinated Notes due 2009. With the completion of the purchase of these Notes, Crandall has tendered his resignation as provided under the Investment Agreement. A copy of the Company's press release is attached as Exhibit 99.1.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CINCINNATI BELL INC.


                                    By:  /s/ Christopher J. Wilson
                                         -----------------------------
                                             Christopher J. Wilson
                                             Vice President and General Counsel



Date:  December 2, 2003



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                                  Exhibit Index



    Exhibit No.                 Exhibit                               Page No.
    -----------                 -------                               --------

      99.1                    Press Release of the Company dated
                               December 1, 2003